                                                                      EXHIBIT 21

                   SUBSIDIARIES OF H. F. AHMANSON & COMPANY
                           (AS OF DECEMBER 31, 1997)

                                                                Jurisdiction of
                                                                 Incorporation
                                                                ---------------
110 East 42nd Operating Company, Inc.                             Delaware
1905 Agency Incorporated                                          Delaware
244 West 10th Street, Inc.                                        New York
ACD2                                                              California
ACD3                                                              California
ACD4                                                              California
Ahmanson Capital Trust I                                          Delaware
Ahmanson Developments, Inc.                                       California
Ahmanson Insurance, Inc.                                          California
Ahmanson Land Company                                             California
Ahmanson Marketing, Inc.                                          California
Ahmanson Obligation Company                                       California
Ahmanson Mortgage Company                                         California
Ahmanson Residential 2                                            California
Ahmanson Residential Development                                  California
Banyon Tree Holding Corp.                                         California
Bowery Advisors, Inc.                                             Delaware
Commerce Service Corporation                                      California
CPSB Service Corp.                                                New York
Exchange Enterprises, Inc.                                        Texas
Financial Services of Illinois, Inc.                              Illinois
Flower Street Corporation                                         California
Griffin Financial Administrators                                  California
Griffin Financial Distributors                                    California
Griffin Financial Investment Advisers                             California
Griffin Financial Services                                        California
Griffin Financial Services, Inc.                                  Pennsylvania
Griffin Financial Services Insurance Agency                       California
Griffin Financial Services Insurance Agency, Inc.                 Ohio
Griffin Financial Services Insurance Agency, Inc.                 Texas
Griffin Financial Services Managing General Agency, Inc.          Texas
Griffin Financial Services of America, Inc.                       Delaware
H. F. Ahmanson & Company                                          Nevada
H.S. Loan Corporation                                             California
Hamburg Development Corp.                                         New York
Hamburg Glen Cove Development Corp.                               New York
Home Funding Corporation                                          Delaware
Home Savings of America                                           California
Home Savings of America, FSB                                      Federal
HSB Enterprises, Inc.                                             New York
Ladue Service Corporation                                         Missouri
Mesa Water Company                                                California
Oxford Ranch, Inc.                                                California
R & M on the Water, Inc.                                          New York
Rivergrade Investment Corp.                                       California
Savings of America, Inc.                                          California
Serrano Reconveyance Company                                      California
Seville Realty, Inc.                                              Texas
Silver Granite Investment Corp.                                   California
Sutter Bay Corporation                                            California
Tamarack, Inc.                                                    Texas
West Side Condo Corp.                                             New York